SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  February 8, 2001
                                                           ---------------------

                                Netgateway, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


           000-27941                                      87-0591719
--------------------------------------------------------------------------------
      (Commission File Number                  (IRS Employer Identification No.)


754 East Technology Avenue, Orem, Utah                      84097
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                  801.227.0004
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


             300 Oceangate, 5th Floor, Long Beach, California 90802
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

On February 8, 2001, the registrant engaged Grant Thornton, LLP as its new independent accountants following its termination of KPMG, LLP. The registrant's Board of Directors approved the engagement of Grant Thornton as its independent auditors with respect to the registrant's fiscal year ending June 30, 2001. The registrant described its termination of KPMG in its Form 8-K filed with the Securities and Exchange Commission on January 22, 2001.

During the most recent fiscal year and through February 8, 2001, the registrant had not consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Grant Thornton concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)
(1) (v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable.
                  -------------------------------


         (c)      Exhibits:  Not Applicable
                  --------
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Netgateway, Inc.


Date: February 12, 2001        By: /s/  Frank C. Heyman
      --------------------         ---------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer